                                                                                        Exhibit 23C

                                          CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 29, 2002 relating to the financial statements, which appears in the Annual Report of the National
Grid USA Companies' Incentive Thrift Plan II on Form 11-K for the year ended December 31, 2001.

s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 22, 2002